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                                                                   July 12, 1999


             Supplement to the PaineWebber Tax-Managed Equity Fund Prospectus Dated October 4, 1998 (as revised October 23, 1998)

Dear Investor,

  This is a supplement to the Prospectus of PaineWebber Tax-Managed Equity Fund ("Fund"). The principal purposes of the supplement are to notify shareholders and prospective investors of changes to the Fund's expected portfolio turnover and its description of its investment policies, of a new co-portfolio manager and of circumstances under which the Fund may refuse to accept purchase orders and exchanges into the Fund.

  The following replaces the first paragraph on the cover page:

The Fund is designed for long-term investors who seek to maximize after-tax total return by investing primarily in a diversified portfolio of equity securities believed by Mitchell Hutchins to have reasonable valuations and favorable earnings forecasts.

  The following replaces the information concerning the Fund's Goal in "The Fund at a Glance" section on Prospectus p. 3:

To maximize the after-tax value of your investment by investing primarily in equity securities believed to have reasonable valuations and favorable earnings forecasts.

  The following replaces the information concerning the Fund's Risks in "The Fund at a Glance" section on Prospectus p. 3:

Risks: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which involve more risk than investing in the securities of U.S. companies. The Fund may use derivatives, such as options and futures, which may involve special risks. The Fund may also invest up to 10% of its total assets in high-yield, high-risk convertible bonds, which are predominantly speculative and may involve major risk exposure to adverse conditions. Investors may lose money by investing in the Fund; the investment is not guaranteed. Mitchell Hutchins expects to minimize taxes on realized capital gains primarily by minimizing short-term capital gains and by realizing capital losses that can offset capital gains. Notwithstanding the Fund's use of tax management strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. Investors may realize capital gains when they sell their shares.

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  The following replaces the information concerning the risks in the "Who Should
Invest" section on Prospectus p. 3:

The Fund is designed for investors seeking to maximize after-tax total return by investing primarily in equity securities believed to have reasonable valuations and favorable earnings forecasts. In addition, the Fund can invest in high-yield, high-risk convertible bonds. These investments offer the potential for greater returns, but also entail a substantial degree of volatility and risk. Accordingly, the Fund is designed for investors who are able to bear the risks that come with investments in the stocks and bonds of such companies.

Tax-exempt institutions or investors funding qualified retirement plans or individual retirement accounts ("IRAs") will not benefit from the Fund's tax-management strategies. These investors are not subject to tax on their income and, therefore, are generally not required to pay taxes on fund distributions.

  The following replaces the information in the "Investment Objective & Policies" section on Prospectus p. 7:

The Fund's investment objective may not be changed without shareholder approval. Its other investment policies, except where noted, are not fundamental and may be changed by the Fund's board.

The Fund's investment objective is to maximize after-tax total return. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities believed by Mitchell Hutchins to have reasonable valuations and favorable earnings forecasts.

The Fund seeks to invest substantially all of its assets in equity securities and, except under unusual market conditions, invests at least 65% of its total assets in these securities. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Up to 10% of the Fund's total assets may be invested in convertible bonds that are rated below investment grade.

  The following replaces the information in the "Investment Philosophy & Process" section on Prospectus p. 7:

Mitchell Hutchins manages the Fund to maximize after-tax total return by minimizing the taxes the shareholders incur in connection with the Fund's realized capital gains. Mitchell Hutchins expects to minimize taxes on realized capital gains primarily by minimizing short-term capital gains and by realizing capital losses that can offset capital gains. Mitchell Hutchins expects to invest the Fund's assets primarily in equity securities that have reasonable valuations and favorable earnings forecasts. The Fund seeks to hold individual securities for the long term, although the Fund may hold securities for shorter periods. If Mitchell Hutchins decides to sell a

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particular appreciated security, under normal conditions management will attempt to sell share lots that qualify for long-term capital gains treatment and, among those, the share lots with the highest cost basis. When Mitchell Hutchins believes it is prudent to do so, it may sell securities to realize capital losses that can be used to offset realized capital gains.

In selecting securities for the Fund, Mitchell Hutchins follows a disciplined investment process that relies on a tax-advantaged valuation model. The model screens a universe of companies and ranks them based on a combination of measures. Mitchell Hutchins uses this model to identify companies with low price-to-earnings, price-to-cash flow and price-to-book ratios and favorable earnings forecasts. In doing so, Mitchell Hutchins may apply a number of factors, which may include cash flow, forecasted earnings, revenues, price momentum, profitability, financial leverage, price of the security, return on equity and projected dividends. The model seeks to determine the reasonableness of the valuation of individual securities by comparing their relative valuation with other individual securities or the U.S. equity securities market. Mitchell Hutchins may make changes to the model or investment process over time, consistent with the Fund's investment objective.

Mitchell Hutchins then applies traditional fundamental analysis to securities that rank in the model's top 20%, focusing on factors such as company history and forecasts, and industry and economic forecasts. Based on the Mitchell Hutchins Equity Research Team's findings in the context of these forecasts, Mitchell Hutchins decides whether to purchase or sell securities for the Fund. Members of the Team may speak to the management of individual companies, as well as their competitors.

  The following replaces the information concerning the risks of tax management strategies in "The Fund's Investments" section on Prospectus p. 8.

Risks of Tax Management Strategies. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. While the Fund may use a number of strategies to avoid having to recognize large capital gains, these strategies may not be successful.

Notwithstanding the Fund's use of tax management strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors who purchase Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. State or federal tax laws or regulations may be amended at any time, including adverse changes to applicable tax rates or capital gains holding periods.

  The following replaces the information concerning the Fund's portfolio turnover in the "The Fund's Investments" section on Prospectus p. 10.

Portfolio Turnover. The Fund estimates that portfolio turnover will not exceed 100% during its first fiscal year, but portfolio turnover will not be a limiting factor in the Fund's operations. The

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Fund may have higher portfolio turnover if Mitchell Hutchins believes that market conditions warrant or if Mitchell Hutchins believes that opportunities exist to sell securities and realize capital losses that can be used to offset capital gains.

  The following text is added to the information in the "How To Buy Shares" section on Prospectus pp. 14-16:

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

     The following replaces the information concerning the portfolio manager of the Fund in the third paragraph under the heading "About the Investment Adviser," in the "Management" section, on Prospectus p. 17:

Mark A. Tincher and Christopher G. Altschul are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank ("Chase"), where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase, and oversaw the management of all Chase U.S. equity funds. Mr. Altschul is a first vice president of Mitchell Hutchins. He is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins in April 1995, Mr. Altschul worked as an equity analyst at Chase. Upon his arrival at Mitchell Hutchins, Mr. Tincher formed the Mitchell Hutchins Equity Research Team. Each analyst on the Team focuses on different industries. As a result, the Team provides the PaineWebber Stock Funds with more specialized knowledge of the various industries in which the Funds generally invest. The Equity Research Team is also assisted by members of Mitchell Hutchins' fixed income groups, who provide input on market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments.

This supplement supersedes prior Prospectus supplements.

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